UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) August 5, 2003


                        BEAR ISLAND PAPER COMPANY, L.L.C.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Virginia                     333-42201                06-0980835
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


10026 Old Ridge Road, Ashland, VA                               23005
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (804) 227-3394
                                                     -----------------------



                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Registrant's Press Release, dated August 5, 2003.

Item 12. Results of Operations and Financial Condition.

On August 5, 2003, Bear Island Paper Company L.L.C. announced its financial position and results of operations as of and for the second quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BEAR ISLAND PAPER COMPANY, L.L.C.



Dated:  August 5, 2003
                               By:      /s/ Peter M. Brant
                                  ----------------------------------------
                               Name:  Peter M. Brant
                               Title: Chairman of the Board of Directors
                                      and Chief Executive Officer of the Company

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

 99.1             Registrant's Press Release dated August 5, 2003.